INCOME TAX PROVISION (Details)	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
INCOME TAX PROVISION
Statutory federal rate	21.00%	21.00%	21.00%
State income taxes net of federal income tax benefit and others	0.00%	0.00%	0.00%
Permanent differences for tax purposes and others	0.00%	0.00%	0.00%
Change in valuation allowance	(21.00%)	(21.00%)	(21.00%)
Effective tax rate	0.00%	0.00%	0.00%